                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                        INTERNATIONAL REALTY GROUP, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

       (5) Total fee paid:

           ---------------------------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

           ---------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

       (3) Filing Party:

           ---------------------------------------------------------------------

       (4) Date Filed:

           ---------------------------------------------------------------------

           Notes:

             [LOGO / LETTERHEAD OF INTERNATIONAL REALTY GROUP, INC.]

                        International Realty Group, Inc.
                             Av. Constituyentes 647
                               Mexico, D.F. 11810
                                011-52-5277-9211
                             Tel: 011-52-5277-9211
                     Fax: 011-52-5277-7750; 1-858-720-5125

September 18, 2000

Dear Stockholder:

         You are cordially invited to attend the Company's 2000 Annual Meeting of Stockholders to be held on October 17, 2000.

         The meeting will begin promptly at 10:00 a.m., local time, at the U.S. Grant Hotel, 326 Broadway, San Diego, CA 92101-4800.

         The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

         The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

         Members of the Board of Directors and management look forward to greeting personally those stockholders who are able to attend the meeting.

                                              Sincerely




                                              Bernardo Dominguez Cereceres
                                              CHAIRMAN OF THE BOARD

                        INTERNATIONAL REALTY GROUP, INC.
                             AV. CONSTITUYENTES 647
                               MEXICO, D. F. 11810
                             Tel: 011-52-5277-9211
                     Fax: 011-52-5277-7750; 1-858-720-5125

   --------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2000

   --------------------------------------------------------------------------


Notice is hereby given that the Annual Meeting of Stockholders (the "MEETING") of International Realty Group, Inc., a Delaware corporation (the "COMPANY"), will be held at the U.S. Grant Hotel, 326 Broadway, San Diego, CA 92101-4800 on October 17, 2000, at 10:00 a.m., local time, for the following purposes:

     1.   To elect the Company's Board of Directors;

     2. To ratify the Company's acquisition of Qualton Hotels & Resorts Corporation and to approve the issuance of more than 20% of the Company's Common Stock in connection with the acquisition;

     3. To amend the Company's Certificate of Incorporation to change the Company's name to "Qualton, Inc.";

     4. To ratify the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on September 1, 2000 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          /s/ Pablo Macedo Pizarro

                                          Pablo Macedo Pizarro
                                          SECRETARY

Mexico City, D.F., Mexico
September 18, 2000




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                        INTERNATIONAL REALTY GROUP, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2000

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----

General Information..............................................................................................1

Shares Outstanding and Voting Rights.............................................................................3

Proposal One --Election of Directors.............................................................................5

Proposal Two --Ratification and approval of the Company's acquisition of Qualton
Hotels & Resorts Corporation and the issuance of more than 20% of the
Company's Common Stock in connection with the acquisition.......................................................15

Proposal Three --Amendment of the Company's Certificate of Incorporation
to change the Company's name to "Qualton, Inc.".................................................................18

Proposal Four --Ratification of Independent Auditors............................................................19

Other Business..................................................................................................20

                        INTERNATIONAL REALTY GROUP, INC.
                             AV. CONSTITUYENTES 647
                               MEXICO, D.F. 11810
                             Tel: 011-52-5277-9211
                     Fax: 011-52-5277-7750; 1-858-720-5125

   --------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2000

   --------------------------------------------------------------------------

                               GENERAL INFORMATION

         Your proxy in the enclosed form is solicited by the Board of Directors (the "BOARD") of International Realty Group, Inc., a Delaware corporation (the "COMPANY"), for use at its Annual Meeting of Stockholders to be held at the U.S. Grant Hotel, 326 Broadway, San Diego, CA 92101-4800 on October 17, 2000, at 10:00 a.m., local time (the "MEETING"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "PROXY CARD") to the stockholders of the Company is expected to commence on or about September 18, 2000.

         The shares of the Company's Common Stock, par value $0.001 per share ("COMMON STOCK"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted:

         "FOR" the election of the directors to the Board;

         "FOR" the ratification and approval of the Company's acquisition of Qualton Hotels & Resorts Corporation and the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the acquisition;

         "FOR" the amendment of the Company's Certificate of Incorporation to change the Company's name to "Qualton, Inc."; and

         "FOR" the ratification of the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2000.

         A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

         Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("RECORD HOLDERS") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

RECORD DATE AND SHARES OUTSTANDING

         Only holders of shares of Common Stock of record as of the close of business on September 1, 2000 (the "RECORD DATE") are entitled to vote at the Meeting. On the Record Date, 126,243,204 shares of Common Stock (collectively, the "SHARES") were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

QUORUM; BROKER NON-VOTES; ABSTENTIONS

         The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are treated as Shares entitled to vote at the Meeting with respect to such proposal.

         Broker non-votes, or Shares held by a broker or nominee that are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular purpose, will be counted in determining whether a quorum is present at the Meeting.

         Directors are elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any Shares not voted, whether by abstention, broker non-votes or otherwise, will not impact the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes.

         The following proposals require the approval of a majority of votes cast at the Meeting: (i) ratification and approval of the Company's acquisition of Qualton Hotels & Resorts Corporation and the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the acquisition; and (ii) ratification of the selection of Stark Tinter & Associates, LLC as the independent auditors of the Company for the fiscal year ending December 31, 2000. In determining whether these proposals have been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

         The proposal to amend our Certificate of Incorporation must be approved by the vote of a majority of the outstanding Shares. Any Shares not voted, whether by abstention, broker non-votes or otherwise, will have the effect of votes against this proposal.

REVOCABILITY OF PROXY

         A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted:

         "FOR" the election of the directors to the Board;

         "FOR" the ratification and approval of the Company's acquisition of Qualton Hotels & Resorts Corporation and the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the acquisition;

         "FOR" the amendment of the Company's Certificate of Incorporation to change the Company's name to "Qualton, Inc."; and

         "FOR" the ratification of the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2000.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

         The Board currently consists of four (4) directors. At the Meeting, the stockholders will elect four (4) directors to the Board who will hold office until their respective successors are duly elected and qualified at the next Annual Meeting of Stockholders. The Board has nominated Bernardo Dominguez Cereceres, Pablo Macedo Pizarro, Jaime Serra and Jorge Lopez Nunez as the four
(4) directors to be elected at the Meeting.

         Management knows of no reason why any of these director nominees would be unable or unwilling to serve. However, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee.

INFORMATION REGARDING DIRECTOR NOMINEES

         The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four (4) director nominees, each of whom is currently a director of the Company. Information as to the stock ownership of each director nominee and all current directors and executive officers of the Company as a group is set forth below under "Securities Ownership of Certain Beneficial Owners and Management."

                                               PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND OTHER      DIRECTOR
NAME                                   AGE                          DIRECTORSHIPS                            SINCE
------------------------------------  -----   -----------------------------------------------------------  --------

   Bernardo Dominguez Cereceres        39     Mr. Dominguez Cereceres has served as Chairman of the          1996
                                              Board since August 1996 and as Chief Executive Officer
                                              since August 2000.  Mr. Dominguez Cereceres has been
                                              President and Chief Executive Officer of ITD, S.A. de
                                              C.V. since 1986 and currently serves as Chairman of DSC
                                              Corporation.

   Pablo Macedo Pizarro                70     Mr. Macedo has served as a director of the Company since       1999
                                              June 1999, as Secretary since January 2000 and as
                                              President since August 2000.  Mr. Macedo has been
                                              Corporate Vice Chairman of ITD, S.A. de C.V. from 1992
                                              to present.  From 1984 to 1992, he was Chief Executive
                                              Officer of Promociones Turisticas Banamex, S.A. de C.V.

                                       5

                                               PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND OTHER      DIRECTOR
NAME                                   AGE                          DIRECTORSHIPS                            SINCE
------------------------------------  -----   -----------------------------------------------------------  --------

   Jaime Serra                         56     Mr. Serra has served as a director since June 1999 and         1999
                                              as Chief Financial Officer since August 2000.  He also
                                              served previously as the Company's Chief Executive
                                              Officer from June 1999 to August 2000 and as Acting
                                              Chief Financial Officer from January 2000 to August
                                              2000.  From 1995 to 1998, Mr. Serra served as a
                                              financial and management advisor for Grupo Asesor
                                              Mexicano, S.C.  Since March 1998, Mr. Serra has served
                                              as the President and Administrative Associate of
                                              Urbaterra, S.C., a land development company formed under
                                              the laws of Mexico.  From January 1994 to 1995, Mr.
                                              Serra was the Technical Director of the Asociacion de
                                              Banqueros de Mexico A.C.; and from July 1985 to December
                                              1993, he held various executive offices at Casa de Bolsa
                                              Arka, S.A. de C.V., Value Casa de Bolsa, S.A. and Casa
                                              de Bolsa, Cremi.

   Jorge Lopez Nunez                   62     Mr. Lopez Nunez has served as a director of the Company        1999
                                              since June 1999.  Mr. Lopez Nunez is a co-founder of
                                              ITD, S.A. de C.V. and has served as its Vice-Chairman
                                              since 1986.  From 1984 to 1985, Mr. Lopez Nunez was
                                              Operational and Energy Manager of Secretaria de Minas e
                                              Industria Paraestatal.  From 1982 to 1984, he was
                                              Executive Vice President of Credito Mexicano.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The four (4) director nominees receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for each of them will be elected as directors of the Company. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board's nominees. If any of the director nominees is unable or declines to serve as a director at the time of the Meeting, then the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a director.

         THE BOARD RECOMMENDS A VOTE "FOR" THE FOUR (4) DIRECTOR NOMINEES ABOVE LISTED.

INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

Information concerning the Company's current executive officers and directors is set forth below.

NAME                                            AGE     POSITION
----                                            ---     --------

Bernardo Dominguez Cereceres...............      39     Chairman of the Board and Chief Executive Officer
Pablo Macedo Pizarro.......................      70     President, Secretary and Director
Jaime Serra ...............................      56     Chief Financial Officer and Director
Jorge Lopez Nunez..........................      62     Director


         A description of the background of each of the Company's current executive officers and directors has been provided above under "Information Regarding Director Nominees."

BOARD OF DIRECTORS

         The Company's Bylaws provide for a range of three to nine directors, with the current authorized number set at four (4). The Company's Certificate of Incorporation provides that the directors will hold office until their successors are duly elected and qualified. At each annual meeting of stockholders, the successor to each member of the Board whose term then expires will be elected to hold office until his respective successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause.

         Bernardo Dominguez Cereceres, Pablo Macedo Pizarro, Jaime Serra and Jorge Lopez Nunez currently serve as directors of the Company.

BOARD MEETINGS AND COMMITTEES

         During the year ended December 31, 1999, the Board held one regular meeting, which was attended by all of the directors.

         During 1999, the Board had an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a committee that performs equivalent functions of a Nominating Committee. The Audit Committee, composed of Messrs. Dominguez Cereceres and Macedo, is responsible for overseeing and establishing controls for reviewing the Company's financial statements, accounting and financial policies. The Audit Committee did not hold any meetings during 1999. The Compensation Committee, composed of Messrs. Dominguez Cereceres, Lopez Nunez and Serra, is responsible for reviewing and approving, within its authority, compensation, benefits, training and other human resource policies, and the administration of the Company's stock option plans. The Compensation Committee did not hold any meetings during 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) under the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, the Company's officers, directors and greater than ten-percent stockholders have filed all applicable Section 16(a) filing requirements during 1999.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of Common Stock as of the Record Date by:

         - each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding Shares;

         - each director of the Company;

         - the Company's Chief Executive Officer and the other four (4) most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during 1999 (collectively, the "NAMED EXECUTIVE OFFICERS"); and

         - all directors and executive officers of the Company as a group.

         Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their Shares, except to the extent authority is shared by spouses under applicable community property laws, and their address is c/o International Realty Group, Inc., Av. Constituyentes 647, Mexico, D.F. 11810.

-------------------- -------------------------------------------------- ----------------------- ----------------------
                                                                           AMOUNT AND NATURE
   TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER         OF BENEFICIAL OWNER   PERCENT OF CLASS (1)
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            Hemisphere Developments, Ltd. (2)                    53,277,320                42.2%
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            DSC Corporation                                      63,488,878                50.3%
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            Bernardo Dominguez Cereceres                       63,488,878 (3)              50.3%
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            Pablo Macedo Pizarro                                      --                      *
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            Jaime Serra                                            386,438                    *
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            Jorge Lopez Nunez                                         --                      *
-------------------- -------------------------------------------------- ----------------------- ----------------------


                                       9

-------------------- -------------------------------------------------- ----------------------- ----------------------
                                                                           AMOUNT AND NATURE
   TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER         OF BENEFICIAL OWNER   PERCENT OF CLASS (1)
-------------------- -------------------------------------------------- ----------------------- ----------------------
    Common Stock            All officers and directors as a group (4           63,875,316 (3)              50.6%
                            persons)
-------------------- -------------------------------------------------- ----------------------- ----------------------

*Represents less than one percent of the class of securities.


-------------

         (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person or entity holding these options but are not deemed outstanding for computing the percentage of any other person. As of the Record Date, the Company had 126,243,204 shares of Common Stock outstanding.
         (2) The relevant address is c/o Hemisphere, Atlantic House, 4-8 Circular Road, Douglas, Isle of Man.
         (3) Includes 63,488,878 shares of Common Stock owned by DSC Corporation, of which Bernardo Dominguez Cereceres is Chairman and has a controlling interest. See "Certain Relationships and Related Transactions."

                             EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

         Members of the Board are entitled to receive 500 shares of Common Stock for each meeting attended. During 1999, no shares of Common Stock were issued for this service.

EXECUTIVE COMPENSATION

         The following table shows, for the three (3) years ended December 31, 1999, the cash and other compensation awarded to, earned by or paid to the Named Executive Officers:

                                              SUMMARY COMPENSATION TABLE

----------------------- -------- ------------------------------------------- ------------------------------------------ ------------
                                            ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                 ------------------------------------------- ------------------------------------------
                                                                                         AWARDS               PAYOUTS
                                 ------------------------------------------- ------------------------------------------
  NAME AND PRINCIPAL                                                          RESTRICTED      SECURITIES                  ALL OTHER
       POSITION                                             OTHER ANNUAL        STOCK         UNDERLYING        LTIP    COMPENSATION
                                     SALARY       BONUS     COMPENSATION       AWARD(S)      OPTIONS/SARS     PAYOUTS
                                      ($)          ($)           ($)             ($)             (#)            ($)
                         YEAR
----------------------- -------- --------------- -------- ------------------ ------------- ----------------- ---------- ------------
Jaime Serra, Chief      1999          --           --            --              --              --             --          --
Financial Officer (1)
----------------------- -------- --------------- -------- ------------------ ------------- ----------------- ---------- ------------
Richard M. Bradbury,    1999         60,500        --            --              --              --             --          --
Former President (2)
----------------------- -------- --------------- -------- ------------------ ------------- ----------------- ---------- ------------
                        1998     100,000(3)        --            --              --          2,000,000(5)       --          --
----------------------- -------- --------------- -------- ------------------ ------------- ----------------- ---------- ------------
                        1997     100,000(4)        --            --              --              --             --          --
----------------------- -------- --------------- -------- ------------------ ------------- ----------------- ---------- ------------

------------------

     (1) Mr. Serra served as Chief Executive Officer from June 8, 1999 to August 29, 2000, as Acting Chief Financial Officer of the Company from January 27, 2000 to August 29, 2000, and as Chief Financial Officer of the Company since August 29, 2000.

     (2)  Mr. Bradbury resigned as President effective December 31, 1999.

     (3)  Includes accrued and deferred salary of $44,750.

     (4)  Includes accrued and deferred salary of $71,858.

     (5) These stock options terminated in their entirety effective December 31, 1999.

     OPTION/SAR GRANTS IN LAST FISCAL YEAR - (INDIVIDUAL GRANTS)

------------------------------ ---------------------- ----------------------- ---------------------- ------------------------------
                                     NUMBER OF          PERCENT OF TOTAL
                                     SECURITIES           OPTIONS/SARS
                                     UNDERLYING            GRANTED TO
                                    OPTIONS/SARS        EMPLOYEES IN FISCAL     EXERCISE OR BASE              EXPIRATION
            NAME                     GRANTED(#)               YEAR                PRICE ($/SH)                  DATE
------------------------------ ---------------------- ----------------------- ---------------------- ------------------------------
Jaime Serra (1)                         --                     --                      --                         --
------------------------------ ---------------------- ----------------------- ---------------------- ------------------------------
Richard M. Bradbury (2)                 --                     --                      --                         --
------------------------------ ---------------------- ----------------------- ---------------------- ------------------------------

-----------

          (1) Mr. Serra served as Chief Executive Officer from June 8, 1999 to August 29, 2000, as Acting Chief Financial Officer of the Company from January 27, 2000 to August 29, 2000, and as Chief Financial Officer of the Company since August 29, 2000.

          (2)  Mr. Bradbury resigned as President effective December 31, 1999.

OPTION EXERCISES IN 1999

Set forth below is information with respect to exercises of stock options by the Named Executive Officers during 1999 and the year-end value of all unexercised stock options held by these persons.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                                              YEAR-END OPTION/SAR VALUES

----------------------------------------------------------- ------------------------------- -----------------------------------
                                                                NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED,
                                                                OPTIONS/SARS AT FISCAL         IN-THE-MONEY OPTIONS/SARS AT
                                                                     YEAR-END (#)                  FISCAL YEAR-END ($)
-------------------------- --------------- ---------------- ------------- ----------------- --------------- -------------------
                               SHARES
                            ACQUIRED ON    VALUE REALIZED
          NAME              EXERCISE (#)         ($)        EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
-------------------------- --------------- ---------------- ------------- ----------------- --------------- -------------------
Jaime Serra                     --               --             --              --               --                --
-------------------------- --------------- ---------------- ------------- ----------------- --------------- -------------------
Richard M. Bradbury           200,000        27,000 (1)         --              --               --                --
-------------------------- --------------- ---------------- ------------- ----------------- --------------- -------------------

------------

     (1) Based on an exercise price of $0.135 per share of Common Stock pursuant to the terms and conditions of a prior employment agreement between the Company and Mr. Bradbury.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 1999.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          ACQUISITION OF QUALTON HOTELS & RESORTS CORPORATION. On September 1, 2000, the Company entered into an agreement pursuant to which the Company will acquire 100% of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts Corporation, a Marshall Islands corporation. The following officers, directors and stockholders of the Company are affiliated with Qualton Hotels & Resorts Corporation and/or Qualton Group Corporation, a Marshall Islands corporation and the owner of all of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts
     Corporation:

     - Mr. Dominguez Cereceres currently serves as Chairman of the Board of Directors of both Qualton Hotels & Resorts Corporation and Qualton Group Corporation, and Messrs. Macedo and Lopez Nunez are directors of both Qualton Hotels & Resorts Corporation and Qualton Group Corporation; and

     - DSC Corporation, of which Mr. Dominguez Cereceres is Chairman and has a controlling interest, is the controlling stockholder of Qualton Group Corporation.

     The Company has agreed to issue and deliver to Qualton Group Corporation an aggregate of One Hundred Sixty-Three Million Five Hundred Forty Thousand (163,540,000) shares of Common Stock pursuant to this acquisition, which will result:

     - in the direct ownership by Qualton Group Corporation of approximately 56% of the total issued and outstanding shares of Common Stock; and

     - in the direct and indirect (as the controlling stockholder of Qualton Group Corporation) ownership by DSC Corporation of approximately 78% of the total issued and outstanding shares of Common Stock.

See "Proposal Two -- Ratification and approval of the Company's acquisition of Qualton Hotels & Resorts Corporation and the issuance of more than 20% of the Company's Common Stock in connection with the acquisition."

     ACQUISITION OF THE REMAINING CAPITAL STOCK OF CLUSTER IMMOBILIARA DE IXTAPA, S.A. DE C.V. In addition to its pre-existing 75% ownership interest in Cluster Inmobiliaria de Ixtapa, S.A. de C.V., a company formed under the laws of Mexico ("Cluster Ixtapa"), the Company acquired, effective August 29, 2000, the remaining 25% ownership interest in Cluster Ixtapa from DSC Corporation in exchange for 11,275,973 shares of Common Stock and the cancellation of $1,166,604 of outstanding inter-company debt owed by ITD, S.A. de C.V., a subsidiary of DSC Corporation, to the Company. Mr. Dominguez Cereceres is Chairman and has a controlling interest in DSC Corporation.

     SALE OF APPRAISAL GROUP INTERNATIONAL, INC. Effective as of December 31, 1999, the Company sold all of the outstanding shares of capital stock of Appraisal Group International, Inc., a Florida corporation ("AGII"), to Mr. Bradbury, the Company's former President and a former director, in exchange for certain shares of Common Stock owned by Mr. Bradbury. The purchase price for AGII's outstanding capital stock was agreed upon by the parties after arms-length negotiations and consisted of: (i) 800,000 shares of Common Stock that Mr. Bradbury transferred to the Company on the closing date of the transaction; and (ii) up to 400,000 shares of Common Stock that Mr. Bradbury will transfer to the Company pursuant to the terms and conditions of a related escrow agreement. Under the escrow arrangement, Mr. Bradbury, from time to time between March 1, 2000 and March 1, 2003, has the option to reduce the number of the additional 400,000 escrow shares that he will transfer to the Company if, among other things, the then fair market value of Common Stock exceeds $0.50 per share. The remaining shares will be released from escrow on March 1, 2003.

     CONVERSION OF 5% CONVERTIBLE PROMISSORY NOTES. On January 8, 1999, the Company issued an aggregate of 105,638,300 shares of Common Stock to ITD, S.A. de C.V. (formerly known as DSC, S.A. de C.V.) and Hemisphere Developments, Ltd., upon the conversion of certain 5% Convertible Promissory Notes that were issued to ITD, S.A. de C.V. and Hemisphere on August 19, 1996. Mr. Bernardo Dominguez Cereceres, the Company's Chairman of the

Board and Chief Executive Officer, also serves as Chairman of ITD, S.A. de C.V. On August 4, 2000, ITD, S.A. de C.V. transferred 52,100,070 shares of Common Stock to DSC Corporation.

     URBATERRA, S.C. Urbaterra, S.C., a civil entity formed under the laws of Mexico, currently provides management support and administrative services to the Company, including the preparation of financial statements, office space and support and other administrative services, in exchange for a services fee of approximately $30,000 per quarter. Mr. Serra, the Company's Chief Financial Officer and a director, is an equity owner and has served as the President and Administrative Associate of Urbaterra, S.C. since January 9, 1999.

                                  PROPOSAL TWO

   RATIFICATION AND APPROVAL OF THE COMPANY'S ACQUISITION OF QUALTON HOTELS & RESORTS CORPORATION AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S COMMON
                    STOCK IN CONNECTION WITH THE ACQUISITION
                           (ITEM 2 ON THE PROXY CARD)

         The Board requests that the Company's stockholders vote on a proposal to ratify and approve the Company's acquisition of Qualton Hotels & Resorts Corporation (the "QUALTON ACQUISITION"), and the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the acquisition.

THE QUALTON ACQUISITION

         Effective September 1, 2000, the Company entered into a stock purchase agreement (a copy of which is attached hereto as EXHIBIT A, the "PURCHASE AGREEMENT") with Qualton Group Corporation, Qualton Hotels & Resorts Corporation and its subsidiaries.

         Pursuant to the terms and conditions of the Purchase Agreement, the Company has agreed to issue and deliver an aggregate of One Hundred Sixty-Three Million Five Hundred Forty Thousand (163,540,000) shares of Common Stock (the "ACQUISITION SHARES"), in exchange for all of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts Corporation.

         Upon the expected closing of the Qualton Acquisition on or about October 18, 2000:

         - Qualton Hotels & Resorts Corporation will become a wholly-owned subsidiary of the Company;

         - Qualton Hotels & Resorts Corporation will continue to own 99% of the issued and outstanding shares of capital stock of its subsidiaries, with the remaining 1% in each case to be owned by the Company;

         - Qualton Group Corporation will own approximately 56% of the total issued and outstanding shares of Common Stock, with DSC Corporation, as the controlling stockholder of Qualton Group Corporation, beneficially owning approximately 78% of the total issued and outstanding shares of Common Stock. See "Certain Relationships and Related Transactions."

STOCKHOLDER APPROVAL OF THE QUALTON ACQUISITION UNDER THE DELAWARE GENERAL CORPORATION LAW

         The Company seeks stockholder ratification of the Purchase Agreement and approval of the Qualton Acquisition in accordance with Section 144(a)(3) of the Delaware General Corporation Law (the "DELAWARE LAW") because of the affiliation of certain officers, directors and stockholders of the Company with Qualton Hotels & Resorts Corporation and Qualton Group Corporation.

         Under Section 144(a)(3) of the Delaware General Corporation Law (the "DELAWARE LAW"), the Company's execution of the Purchase Agreement and the consummation of the Qualton Acquisition will not be deemed void or voidable solely because members of the Board have a financial interest in the transaction if the Purchase Agreement and the consummation of the Qualton Acquisition is fair as to the Company as of the time it is authorized, approved or ratified by the Board or the Company's stockholders.

         The Board has taken, among others, the following actions to address the fairness as to the Company and its stockholders of the terms and conditions of the Purchase Agreement and the consummation of the Qualton Acquisition:

         - The Board determined the purchase price of Qualton Hotels & Resorts Corporation after thorough review and consideration of a number of factors, including an independent third-party appraisal of the fair market value of Qualton Hotels & Resorts Corporation;

         - The Board determined the price per share of Common Stock issuable pursuant to the Qualton Acquisition after thorough review and consideration of a number of factors, including the most recent trading prices per share of Common Stock, the price per share of Common Stock in past transactions, an independent third-party valuation of Common Stock and the incorporation of a premium to Common Stock determined by the independent appraiser; and

         - The Purchase Agreement provides for, among other things, customary representations, warranties, closing conditions and covenants of Qualton Group Corporation, Qualton Hotels & Resorts Corporation and its subsidiaries with respect to the Qualton Acquisition.

         In addition, Section 144(a)(3) of the Delaware Law provides that the Company's execution of the Purchase Agreement and the consummation of the Qualton Acquisition will not be deemed void or voidable if the Purchase Agreement and Qualton Acquisition are specifically approved in good faith by a vote of the stockholders after the material facts as to each director's or officer's relationship or interest in the Purchase Agreement and Qualton Acquisition are disclosed to the Company's stockholders. Although the Board believes that the terms and conditions of the Purchase Agreement and the consummation of the Qualton Acquisition are fair as to the Company, the Board is submitting for stockholder ratification and approval the Purchase Agreement and Qualton Acquisition. Failure to receive stockholder ratification of the Purchase Agreement and approval of the Qualton Acquisition will not affect, however, the Company's consummation of the Qualton Acquisition.

APPROVAL OF MORE THAN 20% OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK AND VOTING STOCK OF THE COMPANY

         The Company also seeks stockholder approval of the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the Qualton Acquisition. Under Rule 4460(i)(1)(D)(ii) of the Nasdaq Stock Market, Inc., a company that is listed on the Nasdaq National Market or the Nasdaq Small-Cap Market must receive stockholder approval prior to the issuance of more than 20% of its Common Stock or more than 20% of its voting power outstanding before the issuance of stock for less than the greater of book or market value of the stock.

         While the Company currently is not listed on the Nasdaq National Market or the Nasdaq Small-Cap Market, the Company seeks stockholder approval of the issuance of more than 20% of the issued and outstanding shares of Common Stock pursuant to the Qualton Acquisition, because the Company may apply to list on Nasdaq in the future. Accordingly, the Company is submitting for stockholder approval the issuance of the Acquisition Shares, given that Nasdaq may evaluate the Company's ongoing compliance with Nasdaq rules in evaluating whether to list the Company. The approval or rejection of this proposal, however, will not affect the issuance of the Acquisition Shares or the consummation of the Qualton Acquisition because the Company currently is not required to receive stockholder approval prior to the issuance of the Acquisition Shares under Nasdaq rules.

VOTE REQUIRED

         An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required to ratify the Company's acquisition of Qualton Hotels & Resorts Corporation and to approve the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the acquisition.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE COMPANY'S ACQUISITION OF QUALTON HOTELS & RESORTS CORPORATION AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE ACQUISITION.

                                 PROPOSAL THREE

             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                           (ITEM 3 ON THE PROXY CARD)

         The Board requests that the Company's stockholders to vote on a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Qualton, Inc." The Board unanimously has approved this amendment to the Certificate of Incorporation. The purpose of the proposed name change is to reflect the Company's acquisition of all of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts Corporation pursuant to the terms and conditions of the Purchase Agreement.

         Upon the consummation of the proposed name change, existing stockholders will not need to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name "Qualton, Inc." will be issued. If there exists any circumstance that would make the consummation of the name change inadvisable in the judgment of the Board (including the failure by the Company and Qualton Hotels & Resorts Corporation to close the Qualton Acquisition), then the proposed amendment to the Certificate of Incorporation may be terminated by the Board either before or after approval of the name change by the Company's stockholders.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the Shares is required to adopt the proposal to amend the Certificate of Incorporation to effect the proposed name change.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "QUALTON, INC."

                                  PROPOSAL FOUR
                      RATIFICATION OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

         The Board has selected Stark Tinter & Associates, LLC as the Company's independent auditors for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Stark Tinter & Associates, LLC has audited the Company's financial statements since February 28, 2000. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Stark Tinter & Associates, LLC as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board is submitting the selection of Stark Tinter & Associates, LLC to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

VOTE REQUIRED

         The affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of ratification of the independent auditors.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF STARK TINTER & ASSOCIATES, LLC TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

         The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals that stockholders desire to have included in the Company's proxy materials for next year's Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at Av. Constituyentes 647, Mexico, D.F. 11810 no later than May 21, 2001, and must satisfy the conditions established by the SEC for stockholder proposals to be included in such proxy materials.

         A stockholder who intends to present for next year's Annual Meeting of Stockholders a proposal that is not discussed in the related proxy materials should notify the Company of such proposal on or before August 4, 2001. Otherwise, the individuals designated as proxies by the Company in connection with next year's Annual Meeting of Stockholders will have discretionary authority to vote for or against such proposal at this meeting.

FORM 10-KSB

         A copy of the Company's Annual Report for fiscal year 1999 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for fiscal year 1999 which incorporates the Form 10-KSB as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $0.20 per page will be made. Requests should be sent to the Secretary of the Company at the Company's offices at Av. Constituyentes 647, Mexico, D.F. 11810.

                                            By Order of the Board of Directors

                                            /s/ Pablo Macedo Pizarro

                                            Pablo Macedo Pizarro
                                            SECRETARY

================================================================================

                            STOCK PURCHASE AGREEMENT

                          DATED AS OF SEPTEMBER 1, 2000



                                  BY AND AMONG



            QUALTON GROUP CORPORATION, A MARSHALL ISLANDS CORPORATION

      QUALTON HOTELS & RESORTS CORPORATION, A MARSHALL ISLANDS CORPORATION

          HOTELERA QUALTON, S.A. DE C.V., A CORPORATION ORGANIZED UNDER
                               THE LAWS OF MEXICO

     IMPULSORA TURISTICA DE ACAPULCO, S.A. DE C.V., A CORPORATION ORGANIZED
                            UNDER THE LAWS OF MEXICO

      IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V., A CORPORATION ORGANIZED
                            UNDER THE LAWS OF MEXICO

                                       AND

                  INTERNATIONAL REALTY GROUP, INC., A DELAWARE
                                   CORPORATION

       FOR THE PURCHASE OF ALL OF THE OUTSTANDING SHARES OF CAPITAL STOCK

                                       OF

      QUALTON HOTELS & RESORTS CORPORATION, A MARSHALL ISLANDS CORPORATION


================================================================================

                                TABLE OF EXHIBITS


EXHIBIT A  -      DEFINED TERMS
EXHIBIT B  -      SCHEDULE OF EXCEPTIONS
EXHIBIT C  -      LEGAL OPINION OF MARSHALL ISLANDS COUNSEL
EXHIBIT D  -      LEGAL OPINION OF MEXICO COUNSEL

         THIS STOCK PURCHASE AGREEMENT, dated as of September 1, 2000 (this "AGREEMENT"), is made and entered into by and among:

         (i)      Qualton Group Corporation, a Marshall Islands corporation
("SELLER");

         (ii) Qualton Hotels & Resorts Corporation, a Marshall Islands corporation and wholly-owned subsidiary of Seller ("TARGET");

         (iii) Hotelera Qualton, S.A. de C.V., a corporation formed under the laws of Mexico and a subsidiary of Target ("HOTELERA QUALTON");

         (iv) Impulsora Turistica de Acapulco, S.A. de C.V., a corporation formed under the laws of Mexico and a subsidiary of Target ("ITA");

         (v) Impulsora Turistica de Ixtapa, S.A. de C.V., a corporation formed under the laws of Mexico and a subsidiary of Target ("ITI", and collectively with Hotelera Qualton and ITA, the "SUBSIDIARIES"); and

         (vi)     International Realty Group, Inc., a Delaware corporation
("BUYER");

         with reference to the following facts:

                                    RECITALS

         A. Seller is the beneficial owner of all of the outstanding shares of capital stock of Target (collectively, the "TARGET STOCK").

         B. Buyer wishes to acquire Target by purchasing all of the Target Stock from Seller, and Seller wishes to sell the Target Stock to Buyer, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows (unless otherwise specified, definitions of capitalized terms are set forth in EXHIBIT A attached hereto):

1.   PURCHASE AND SALE OF THE STOCK.

     1.1 SALE OF THE TARGET STOCK; ISSUANCE OF BUYER STOCK. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell and transfer to Buyer, and Buyer hereby agrees to purchase from Seller, all of the Target Stock. As consideration for the purchase of all of the Target Stock from Seller, Buyer shall issue and deliver to Seller an aggregate of One Hundred Sixty-Three Million Five Hundred Forty Thousand (163,540,000) shares of Buyer's Common Stock, $0.001 par value per share (the "BUYER STOCK"), in accordance with
SECTION 1.3.

     1.2 CLOSING. The closing (the "CLOSING") shall take place at the offices of Morrison & Foerster LLP, 12636 High Bluff Drive, Suite 300, San Diego, California

92130-2071, on October 18, 2000 at 10:00 a.m., or at such other place or at such other date and time as Seller and Buyer may mutually agree (the "CLOSING DATE").

     1.3 DELIVERY. At the Closing, (a) Seller shall deliver to Buyer the certificate(s) representing all of the Target Stock and (b) Buyer will issue irrevocable transfer instructions to Buyer's transfer agent to effect the issuance and delivery of the Buyer Stock to Seller. Each of Buyer and Seller also shall deliver to each other such other documents required to be delivered by such party hereunder.

2.   REPRESENTATIONS AND WARRANTIES OF SELLER, TARGET AND THE SUBSIDIARIES.

         As an inducement for Buyer to enter into this Agreement and except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT B, each of Seller, Target and the Subsidiaries represents and warrants that each of the following statements is true and correct as of the date hereof and as of the Closing Date:

     2.1  ORGANIZATION, POWER, ETC. OF SELLER AND TARGET. Each of Seller and
Target: (i) is a corporation duly organized, validly existing and in good standing under the laws of the Marshall Islands; (ii) is duly qualified to do business as a foreign corporation in the jurisdictions in which Seller and Target, respectively, conducts the Business; and (iii) has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Target has all requisite corporate power and authority to own, operate and lease its assets, and to conduct the Business.
SCHEDULE 2.1 contains (x) a complete and correct summary of all powers of attorney executed on behalf of Target, each of which is validly issued and duly authorized by Target, (y) a complete and correct list of the officers and directors of Seller and Target and (z) complete and correct copies of the charter documents or equivalent organizational documents, in each case as amended or restated, of Seller and Target. Neither Seller nor Target is in violation of any of the provisions of its respective charter documents or equivalent organizational documents, in each case as amended or restated.

     2.2 ORGANIZATION, POWER, ETC. OF THE SUBSIDIARIES. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of Mexico. Each of the Subsidiaries has all the requisite power and authority to (i) own, operate and lease its assets, and to conduct the Business and (ii) execute and deliver this Agreement and to perform its obligations hereunder. SCHEDULE 2.2 contains (x) a complete and correct summary of all powers of attorney executed on behalf of any of the Subsidiaries, each of which is validly issued and duly authorized by such Subsidiary, (y) a complete and correct list of the officers and directors of each of the Subsidiaries and (z) complete and correct copies of the charter documents or equivalent organizational documents, in each case as amended or restated, of each of the Subsidiaries. None of the Subsidiaries are in violation of any of the provisions of their respective charter documents or equivalent organizational documents, in each case as amended or restated. Except for the Subsidiaries, there are no other subsidiaries or affiliated entities of Target.

     2.3  CAPITALIZATION.

          2.3.1 TARGET CAPITALIZATION. The authorized capital stock of Target consists of One Thousand (1,000) bearer shares, $1.00 par value per share, of which: (i) all of the issued and outstanding shares of the Target Stock are owned by Seller, free and clear of all liens, charges, security interests, encumbrances or claims of any kind; and (ii) such shares of the Target Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, Target's charter documents or any agreement to which such Target is a party or bound. Holders of the Target Stock have the rights, preferences, privileges and restrictions set forth in Target's charter documents, copies of which have been provided to Buyer's counsel. All of the issued and outstanding shares of Target were issued in compliance with all applicable U.S. federal and state securities laws and the laws of the Marshall Islands or applicable exemptions thereunder. There are no options, warrants, calls or other rights (including registration rights), agreements, arrangements or commitments of any character, presently outstanding, that (x) obligate Target to issue, deliver or sell shares of its capital stock or debt securities, (y) obligate Target to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment or (z) obligate Target to repurchase, redeem or otherwise acquire any shares of the Target Stock.

          2.3.2 CAPITALIZATION OF THE SUBSIDIARIES. SCHEDULE 2.3.2 contains a complete and correct list of all stockholders of each of the Subsidiaries and the number of shares owned by each, of which: (i) all of the issued and outstanding shares of capital stock of such Subsidiary are owned by the entities listed next to such Subsidiary's name in SCHEDULE 2.3.2, free and clear of all pledges, liens, encumbrances or claims of any kind; and (ii) such shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, such Subsidiary's charter documents or any agreement to which such Subsidiary is a party or bound. Holders of shares of each of the Subsidiaries' capital stock have the rights, preferences, privileges and restrictions set forth in such Subsidiary's charter documents, copies of which have been provided to Buyer's counsel. All of the issued and outstanding shares of each Subsidiary's capital stock were issued in compliance with all applicable laws of Mexico. There are no options, warrants, calls or other rights (including registration rights), agreements, arrangements or commitments of any character, presently outstanding, that (x) obligate any of the Subsidiaries to issue, deliver or sell shares of its capital stock or debt securities, (y) obligate any of the Subsidiaries to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment or (z) obligate any of the Subsidiaries to repurchase, redeem or otherwise acquire any shares of such Subsidiary's capital stock.

     2.4 AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Agreement by Seller, Target and each of the Subsidiaries, and the consummation by Seller, Target and each of the Subsidiaries of the Transactions, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Seller, Target and each of the Subsidiaries and constitutes the legal, valid and binding obligation of Seller, Target and each of the Subsidiaries, enforceable against each of them in accordance with its terms.

     2.5 EFFECT OF AGREEMENT. The execution, delivery and performance of this Agreement by each of Seller, Target and each of the Subsidiaries, and the consummation by them of the Transactions, will not: (i) conflict with or violate any of the charter documents or the equivalent organizational documents, in each case as amended or restated, of Seller, Target or any of the Subsidiaries; (ii) conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "LAWS") in effect as of the date of this Agreement and applicable to Seller, Target or any of the Subsidiaries or by which any of their respective properties is bound or subject; or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any lien, charge, security interest, encumbrance or claim of any kind on, any of the properties or assets of Seller, Target or any of the Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Seller, Target or any of the Subsidiaries is a party or by which Seller, Target or any of the Subsidiaries or any of its properties is bound or subject.

     2.6 GOVERNMENTAL APPROVALS. No approval, authorization, consent or order or action of or filing with any court, administrative agency or other governmental authority, domestic or foreign, is required to be obtained by any of Seller, Target or the Subsidiaries for the execution and delivery by each of Seller Target and the Subsidiaries of this Agreement or the consummation by them of the Transactions, except for applicable requirements under the laws of Mexico relating to the acquisition of the capital stock of the Subsidiaries by entities or persons not formed under the laws of Mexico.

     2.7  FINANCIAL STATEMENTS.

          2.7.1 Seller has furnished to Buyer the (a) Balance Sheet and (b) Statement of Operations. Such Financial Statements have been prepared in accordance with accounting methods and procedures used by Target consistently applied throughout the periods involved. The Balance Sheet fairly presents the condition of Target as of the date thereof, and the Statement of Operations fairly present the results of operations of Target for the period indicated.

          2.7.2 Neither Target nor any of the Subsidiaries has any obligations, contingent or otherwise, including, without limitation, liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in the Balance Sheet.

     2.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the Balance Sheet Date, except as set forth in SCHEDULE 2.8, neither Target nor any of the Subsidiaries has:

          2.8.1 MATERIAL OBLIGATIONS. Incurred any material obligation or liability (fixed or contingent), except normal trade or business obligations incurred in the ordinary course of business and consistent with past practice, and except in connection with this Agreement and the Transactions;

          2.8.2 DISCHARGE OR SATISFACTION OF LIENS. Discharged or satisfied any lien, charge, security interest, encumbrance or claim of any kind or paid any obligation or liability (fixed or contingent), other than pursuant to the terms of such obligation, or in the ordinary course of business and consistent with past practice;

          2.8.3 ADDITIONAL LIENS. Mortgaged, pledged or subjected to any lien, charge, security interest, encumbrance or claim of any kind on any of its assets or properties (other than mechanic's, materialman's and similar statutory liens arising in the ordinary course of business and consistent with past practice and purchase money security interests);

          2.8.4 ACQUISITION OR DISPOSITION OF ASSETS. Transferred, leased or otherwise disposed of any of its material assets or properties or acquired any assets or properties except in the ordinary course of business and consistent with past practice;

          2.8.5 COMPROMISE OF DEBTS OR CLAIMS. Cancelled or compromised any debt or claim, except in the ordinary course of business and consistent with past practice;

          2.8.6 WAIVER OF RIGHTS. Waived or released in writing any rights of value;

          2.8.7 RIGHTS IN LICENSES, TRADEMARKS, PATENTS. Transferred or granted any rights under any intellectual property licenses, patents, inventions, trademarks, tradenames, servicemarks or copyrights or with respect to any know-how (other than licenses granted by Target in the ordinary course of business and consistent with past practice);

          2.8.8 EMPLOYEE COMPENSATION. Made or granted any wage or salary increase applicable generally to any group or classification of employees of Target or any of the Subsidiaries (other than in connection with Seller's, Target's or such Subsidiary's general salary plan), entered into any written employment contract with any officer or employee of Target or any of the Subsidiaries, or made any loan to, or entered into any transaction of any other nature with, any officer or employee of Target or any of the Subsidiaries.

          2.8.9 MATERIAL CONTRACTS. Entered into any material transaction, contract or commitment, except for contracts listed in SCHEDULE 2.10 and this Agreement and the Transactions;

          2.8.10 MATERIAL ADVERSE CHANGE. Suffered any material adverse change in the operations or condition (financial or other) of the Business.

     2.9 TITLE TO PROPERTIES, ABSENCE OF LIENS AND ENCUMBRANCES. Except as set forth in the last sentence of this section, each of Target and the Subsidiaries has good and marketable title to all of its assets and properties listed on SCHEDULE 2.10 or as are reflected in the Financial Statements, free and clear of all mortgages, liens, charges, security interests or other encumbrances of any nature whatsoever, other than (a) liens for taxes not yet due, (b) imperfections in title, if any, not material in amount and which, individually or in the aggregate, do not materially interfere with the conduct of the Business or with the use of the property subject thereto, (c) such secured indebtedness as is disclosed in the Financial Statements covering the assets and properties referred to therein, and (d) liens arising in the ordinary course of business and consistent with past practice. With respect to the assets and properties leased by Target and the Subsidiaries listed in SCHEDULE 2.10, each of Target and the Subsidiaries is in compliance in all material respects with such leases and hold valid leasehold interests free and clear of any liens, charges, security interests, encumbrances or claims of any kind. Neither Target nor any of the Subsidiaries is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by Target or such Subsidiary.

     2.10 LIST OF REAL PROPERTIES, CONTRACTS AND OTHER DATA. Attached hereto as
SCHEDULE 2.10 is a list setting forth the following with respect to each of Target and the Subsidiaries:

          2.10.1 REAL PROPERTIES. All real properties owned by each of Target and the Subsidiaries;

          2.10.2 LEASES. All material leases of real or personal property to which Target or any of the Subsidiaries is a party;

          2.10.3 PATENTS AND TRADEMARKS. All patents, trademarks, tradenames, servicemarks and copyrights, and registrations therefor, unexpired as of the date hereof, and all applications pending on the date hereof for patents, trademarks, tradenames, servicemarks and copyrights, and all other proprietary rights, owned or held by Target or any of the Subsidiaries and used by Target or any of the Subsidiaries in connection with the Business, and all licenses granted by or to Target or any of the Subsidiaries and all other agreements to which Target or any of the Subsidiaries is a party that relate to any items of the categories mentioned above;

          2.10.4 EMPLOYEE COMPENSATION PLANS AND BENEFITS. All collective bargaining agreements, employment and consulting agreements, executive compensation plans, bonus plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, group life insurance, hospitalization insurance or other plans or arrangements providing for benefits to employees of Target or any of the Subsidiaries;

          2.10.5 HOTEL CONTRACTS. All material contracts, agreements, leases and commitments of Target and/or the Subsidiaries with or relating to Hotel
Qualton Puerto Vallarta, Hotel Qualton Acapulco or Hotel Qualton Ixtapa (collectively, the "HOTEL CONTRACTS");

          2.10.6 OTHER CONTRACTS. All contracts, agreements and commitments (including, without limitation, mortgages, indentures and loan agreements) to which Target or any of the Subsidiaries is a party, or to which any of Target's or the Subsidiaries' assets or properties are subject and which are not specifically referred to in SECTIONS 2.10.1, 2.10.2, 2.10.3, 2.10.4 or 2.10.5, except for any contracts, agreements or commitments under purchase orders, sales orders, supply contracts and other contracts, agreements or commitments (a) incurred in the ordinary course of business and consistent with past practice, by Target or any of the Subsidiaries or (b) to Target or any of the Subsidiaries of less than Five Thousand United States Dollars (US$5,000). With respect to each Hotel Contract and other contract, agreement and commitment listed in
SCHEDULE 2.10: (i) such agreement is legal, valid, binding, enforceable and in full force and effect; (ii) such agreement will continue to be legal, valid, binding, enforceable and in full force and effect following the consummation of the transactions contemplated hereby; (iii) no party is in breach or default, and no event has occurred that with notice or lapse of time would constitute a breach or default, or permit termination, modification of any term or condition or acceleration, under such agreement; and (iv) no party has repudiated any provision of such agreement; and

     2.11 AVAILABILITY OF DOCUMENTS. True and complete copies of all documents referred to in the schedules hereto have been provided or made available to Buyer. Except as disclosed in such schedules, none of Seller, Target or the Subsidiaries has been notified in writing of any claim that any contract referred to in such schedules is not valid and enforceable in accordance with its terms for the periods stated therein, or that there is under any such contract any existing default or event of default or event that with notice or lapse of time or both would constitute such a default.

     2.12 LITIGATION. Except as set forth in SCHEDULES 2.12 and 2.13: (i) there is no claim, action, suit, litigation, proceeding, arbitration or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or threatened against Target or any of the Subsidiaries or any its respective properties or rights; and (ii) neither Target nor any of the Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with or continuing investigation by, any governmental entity, or any judgment, order, writ, injunction, decree or award of any governmental entity or arbitrator. In respect of the matters relating to or arising in connection with the actions set forth in SCHEDULES 2.12 and 2.13, there is no fact, event, condition, circumstance or other matter which either has, or is reasonably likely to have resulted in, an event or determination having a material adverse effect on the Business. Each of Target and the Subsidiaries has delivered to Buyer copies of all pleadings, correspondence and other documents relating to each matter disclosed in SCHEDULES 2.12 and 2.13.

     2.13 LABOR MATTERS. Except as set forth in SCHEDULES 2.12 and 2.13, there are no unfair labor practice or labor arbitration proceedings against Target or any of the Subsidiaries pending or, to the Seller's Knowledge, threatened against Target's or any of the Subsidiaries, and there are no organizational efforts presently being made or threatened involving any of Target's or the Subsidiaries' employees. Since the Balance Sheet Date, none of Seller, Target or the Subsidiaries has received notice of any material claim that, with respect to the Business, Target or any of the Subsidiaries, has not complied with any laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and employment safety, or that Target or any of the Subsidiaries is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

     2.14 PATENT, TRADEMARK, ETC. CLAIMS. Except as set forth in SCHEDULE 2.14, since the Balance Sheet Date, no person has made or, to the Seller's Knowledge, threatened to make any claims that the operation of the Business is in violation or infringement of any patent, patent license, tradename, trademark, servicemark, copyright, know-how or other proprietary or trade rights of any third party.

     2.15 USE OF REAL PROPERTY. Except as set forth in SCHEDULE 2.15, the owned and leased real properties listed in SCHEDULE 2.10 are used and operated in compliance and conformity with all applicable leases, contracts, commitments, licenses and permits, to the extent that the failure so to conform would, individually or in the aggregate, materially and adversely affect the operations or condition (financial or other) of the Business. None of Sellers, Target or the Subsidiaries has received notice of any violation of any applicable zoning or building regulation, ordinance or other law relating to the real property of Target or any of the Subsidiaries and, to Seller's Knowledge, there is no such violation.

     2.16 ACCOUNTS RECEIVABLE. Except as disclosed in SCHEDULE 2.16, the accounts receivable reflected on the Balance Sheet, and all accounts receivable arising between the Balance Sheet Date and the date hereof, arose from transactions in the ordinary course of business, and the goods or services involved have been sold and delivered to the account obligor, and no further goods or services are required to be provided in order to complete the sales and to entitle Target or any of the Subsidiaries or the assignees to collect the accounts receivable in full. No such account has been assigned or pledged to any other person, firm or corporation and no defense or setoff to any such account has been asserted by the account obligor or, to Seller's Knowledge, exists.

     2.17 COMPLIANCE WITH LAW. Neither Target nor any of the Subsidiaries (a) is in default with respect to any order of any court or governmental authority to which Target or such Subsidiary is a party or is subject that applies to the Business or any of its assets, (b) is in violation of any Laws to which it is subject, or (c) has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the conduct of the Business, which default, violation or failure to obtain might, individually or in the aggregate, materially and adversely affect the operations or condition (financial or other) of the Business.

     2.18 CONTRACTS. Except as set forth in SCHEDULE 2.18, there are no disputes with customers, vendors or other third parties of Target or any of the Subsidiaries with respect to performance by Target or the Subsidiaries under any Hotel Contract or other contract, agreement and commitment listed in SCHEDULE 2.10, that (a) may result in the termination of such Hotel Contract or other contract, agreement or commitment or (b) requiring, or that could require, payment by Target or any of the Subsidiaries, or performance of services or delivery of assets or properties of Target or any of the Subsidiaries, in excess of Five Thousand United States Dollars (US$5,000). None of the Hotel Contracts or other contracts, agreements or commitments listed in SCHEDULE 2.10 is terminable upon the consummation of the Transactions contemplated hereby.

     2.19 COMMISSIONS. None of Seller, Target, the Subsidiaries or any of their respective directors, officers, employees or agents has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder fees, commissions or other amounts with respect to the Transactions.

     2.20 INVESTMENT REPRESENTATIONS.

          2.20.1 INVESTMENT INTENTION. Seller is acquiring the Buyer Stock for its own account, for investment purposes only and not with a view to, or any present intention of, the distribution thereof. Seller will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Buyer Stock (or solicit any offers to buy, purchase or otherwise acquire any shares of the Buyer Stock), except in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"). Seller acknowledges that the shares of the Buyer Stock have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.

          2.20.2 ACCREDITED INVESTOR. Seller is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, Seller represents and warrants that it maintains its principal place of business indicated for Seller on SCHEDULE 2.20 and that Seller is organized under the laws of the state indicated for Seller in the recitals of this Agreement.

          2.20.3 DUE DILIGENCE; DISCLOSURE OF INFORMATION. Seller has performed a due diligence investigation of Buyer and its industry. Seller further represents that it has had the opportunity to ask questions and receive answers from Buyer's management regarding Buyer's business, management and financial affairs, as well as the terms and conditions of the issuance of shares of the Buyer Stock. Seller has received a copy of the following documents relating to
Buyer: (i) the Annual Report on Form 10-KSB for the year ended December 31, 1999; (ii) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2000; and (iii) the Current Reports on Form 8-K filed by Buyer with the SEC on the following dates since December 31, 1999: March 6, 2000 and March 15,

2000. Seller acknowledges that it has reviewed carefully the risk factors contained in the above referenced reports.

          2.20.4 RESTRICTED SECURITIES. Seller understands that the shares of the Buyer Stock that it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Buyer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Seller represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby under the Securities Act.

          2.20.5 SECURITIES LAWS COMPLIANCE. Seller acknowledges and understands that Buyer is relying upon the representations and warranties set forth in this
SECTION 2.20 for compliance with applicable federal and state securities laws.

     2.21 TAXES. Except as set forth in SCHEDULE 2.21, each of Target and the Subsidiaries has timely filed or will timely file all Tax Returns that it was or is required to file prior to the date hereof. All such Tax Returns were correct and complete when filed. All Taxes owed by each of Target and the Subsidiaries (whether or not shown on any Tax Return) have been paid. Neither Target nor any of the Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where Target or any of the Subsidiaries did not file a Tax Return that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Target or the Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax. There is no dispute or claim concerning any Tax liability of Target or any of the Subsidiaries claimed or raised by any governmental entity.

     2.22 CERTAIN BUSINESS PRACTICES. None of Target, the Subsidiaries, nor any director, officer, stockholder, agent or employee of Target or such Subsidiary has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment.

     2.23 DISCLOSURE. No representation or warranty made by Seller, Target or any of the Subsidiaries, nor any document, written information, statement, financial statement, certificate, schedule or exhibit prepared and furnished or to be prepared and furnished by Seller, Target or any of the Subsidiaries, or its representatives pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

     2.24 GUARANTIES. Neither Target nor any of the Subsidiaries is a guarantor or otherwise is liable for any liability or obligation (including indebtedness) of any other person or third-party entity.


3.   REPRESENTATIONS AND WARRANTIES OF BUYER.

         As an inducement for Seller and Target to enter into this Agreement, Buyer represents and warrants that each of the following statements is true and correct as of the date hereof and as of the Closing Date:

     3.1 ORGANIZATION, POWER, ETC. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the jurisdictions in which Buyer conducts its business, except where the failure to so qualify will not have a material adverse effect on Buyer's ability to perform its obligations hereunder. Buyer has all requisite corporate power and authority to acquire the Target Stock to deliver this Agreement and to perform its obligations hereunder.

     3.2 AUTHORIZATION OF AGREEMENT. The execution, delivery and performance of this Agreement by Buyer, and the consummation by it of the Transactions, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     3.3 EFFECT OF AGREEMENTS. The execution, delivery and performance by Buyer of this Agreement, and the consummation by it of the Transactions, will not violate the Certificate of Incorporation or By-laws of Buyer or any judgment, award or decree or any material indenture, agreement or other instrument to which Buyer is a party, or by which Buyer or its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Buyer, except to the extent the effect thereof will not be materially adverse to Buyer's ability to fulfill its obligations under this Agreement.

     3.4 GOVERNMENTAL APPROVALS. No approval, authorization, consent or order or action of or filing with any court, administrative agency or other governmental authority is required to be obtained by Buyer for the execution and delivery by Buyer of this Agreement or the consummation by it of the Transactions.

     3.5 COMMISSIONS. Neither Buyer nor any of its directors, officers, employees or agents has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder fees, commissions or other amounts with respect to the Transactions.

     3.6  LIMITATION ON REPRESENTATIONS AND WARRANTIES.

          3.6.1 Except as and to the extent expressly set forth in this SECTION 3, included on any schedule hereto or included in any writing delivered by Buyer to Seller, Target and/or any of the Subsidiaries concurrently herewith or subsequent hereto expressly pursuant to this Agreement, Buyer makes no other representation or warranty and disclaims all liability and responsibility for any representation, warranty, statement or information (financial or otherwise) made or communicated (orally or in writing) to the Seller, Target and/or any of the Subsidiaries or any of its stockholders, employees, agents, consultants or representatives.

          3.6.2 Buyer makes no representation or warranty to Seller, Target or any of the Subsidiaries regarding the probable success or profitability of Buyer. Without limiting the foregoing, Buyer makes no representation or warranty to Seller, Target or any of the Subsidiaries with respect to the revenues or profitability of Buyer for the quarter ending September 30, 2000.

4.   COVENANTS OF SELLER.

     4.1 CONDUCT OF BUSINESS. During the period from the date hereof up to and including the Closing Date, except if Buyer consents otherwise in writing, each of Target and the Subsidiaries shall use their best efforts to:

          4.1.1 ORDINARY COURSE. Conduct the Business only in the ordinary course of business and consistent with past practice.

          4.1.2 PRESERVATION OF GOODWILL. Preserve the goodwill of Target's and such Subsidiary's suppliers, customers, distributors and other third parties having business relations with Target and such Subsidiary.

          4.1.3 MAINTAIN INSURANCE. Maintain the insurance policies of Target and such Subsidiary existing as of the date hereof against loss or damage to the assets and properties of Target and such Subsidiary.

          4.1.4 SALE OF ASSETS. Not transfer or encumber any of the assets of Target and such Subsidiary except for any transfer or encumbrance in the ordinary course of business and consistent with past practice or where the book value of the transferred or encumbered assets does not exceed Five Thousand U.S. Dollars (US$5000) individually or in the aggregate.

          4.1.5 EMPLOYMENT CONTRACTS. Not enter into any employment contract with any employees of Target or such Subsidiary or increase any compensation of any employer of Target or such Subsidiary (other than in the ordinary course of business and consistent with past practice).

          4.1.6 MAINTENANCE OF ASSETS. Maintain all of the assets of Target and such Subsidiary in good repair, order and condition, reasonable wear and tear excepted, and, except for properties and assets otherwise disposed of, sold or consumed in the ordinary course of business and consistent with past practice or where the book value of disposed, sold or consumed properties or assets do not exceed Five Thousand U.S. Dollars (US$5000) individually or in the aggregate.

          4.1.7 AMENDMENTS TO CONTRACTS. Not materially amend Hotel Contract or other contract, agreement and commitment listed in SCHEDULE 2.10.

     4.2 REPRESENTATIONS TRUE. Until the Closing Date, each of Seller, Target and the Subsidiaries will use all reasonable efforts to prevent the occurrence of any event that would cause any of their respective representations and warranties set forth in this Agreement not to be true and correct in any material respect.

     4.3 ACCESS. Subject to SECTION 9.1, each of Target and the Subsidiaries will (a) during ordinary business hours and upon reasonable notice to Seller, permit Buyer and its authorized representatives to have access to all assets, plant, properties, employees' records, contracts, and accounting books and records and documents of Target and such Subsidiary, subject to Seller, Target or such Subsidiary obtaining any necessary consents with respect to personal information concerning its employees, (b) furnish as soon as reasonably practicable to Buyer or its authorized representatives such other information with respect to the Business as Buyer may from time to time request, and (c) otherwise cooperate in the examination or audit of Target and such Subsidiary by Buyer.

     4.4 PERMITS. As promptly as practicable after the date hereof, Seller, Target and the Subsidiaries will make all filings with governmental bodies and other regulatory authorities, and use all reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties, necessary for Seller to consummate the Transactions. As soon as practicable following receipt of any written request from Buyer, each of Seller, Target and the Subsidiaries will furnish to Buyer all information that is in Seller's, Target's and such Subsidiary's possession and not otherwise available to Buyer, which Buyer may request in connection with any such filing to be made by Buyer. 4.5
     MINORITY STOCKHOLDERS OF THE SUBSIDIARIES. On and after the Closing Date, Bernardo Dominguez Cereceres shall effect the transfer of his shares of capital stock of each Subsidiary as set forth in SCHEDULE 2.3.2 to Buyer, free and clear of all pledges, liens, encumbrances or claims of any kind. Seller shall provide Buyer with all written evidence of such transfer requested by Buyer, including, without limitation, any relevant documentation from the government of Mexico relating to the acquisition of the capital stock of such Subsidiary by an entity or person not formed under the laws of Mexico.

5.   COVENANTS OF BUYER.

     5.1 REPRESENTATIONS TRUE. Until the Closing Date, Buyer will use all reasonable efforts to prevent the occurrence of any event that would cause any of its representations and warranties set forth in this Agreement not to be true and correct in any material respect.

     5.2 PERMITS. As promptly as practicable after the date hereof, Buyer will make all filings with governmental bodies and other regulatory authorities, and use all reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties, necessary for Buyer to consummate the Transactions.

6.   CONDITIONS PRECEDENT.

     6.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. The obligations of Buyer under this Agreement are subject, at the option of Buyer, to the satisfaction or waiver of each of the following conditions at or prior to the Closing Date:

          6.1.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of Seller, Target and the Subsidiaries (but specifically excluding Section 2.8.10) contained in this Agreement or in any certificate or document delivered to Buyer pursuant hereto shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date (except where such representation and warranty is made as of a date specifically set forth therein), and each of Seller, Target and the Subsidiaries shall have delivered to Buyer a certificate to that effect.

          6.1.2 COMPLIANCE WITH COVENANTS. Each of Seller, Target and the Subsidiaries shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by them at the Closing Date, and each of Seller, Target and the Subsidiaries shall have delivered to Buyer certificates to that effect.

          6.1.3 ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by Seller, Target and the Subsidiaries in connection with the Transactions and all documents incident thereto shall be satisfactory in form and substance to Buyer and its counsel, and Buyer and said counsel shall have received all such certified or other copies of such documents as it may request.

          6.1.4 OPINION OF COUNSEL FOR SELLER. Buyer shall have received from Seller the favorable opinions of counsel in the Marshall Islands and Mexico, each dated the Closing Date, in the forms attached hereto as EXHIBITS C and D, respectively.

          6.1.5 LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened by any governmental agency seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the Transactions.

          6.1.6 THIRD PARTY AGREEMENTs. All Hotel Contracts and other contracts, agreements and commitments set forth in SCHEDULE 2.10.6 shall be in full force and effect, and neither Target nor any of the Subsidiaries shall have received notice of termination or breach of such third party agreements. CONSENTS OBTAINED. Each of Seller, Target and the Subsidiaries shall have obtained all consents and approvals (including, without limitation, any consents and approvals with respect to the Hotel Contracts and other contracts, agreements and commitments set forth in SECTION 2.10.6) required for the execution, delivery and performance of this Agreement by each of Seller, Target and the Subsidiaries and the consummation of the Transactions, except where the failure to obtain such consents or approvals is a result of a breach by Buyer. STOCKHOLDER APPROVAL.

Buyer shall have received stockholder approval of the issuance of the Buyer Stock and the consummation of the Transactions.

          6.1.9 STOCK CERTIFICATE(S). Seller shall have delivered all of the certificate(s) representing the Target Stock in accordance with SECTION 1.

     6.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller, Target and the Subsidiaries under this Agreement are subject, at the option of Seller, to the satisfaction or waiver of each of the following conditions at or prior to the Closing Date:

          6.2.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained in this Agreement or in any certificate or document delivered to Seller pursuant hereto shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date (except where such representation and warranty is made as of a date specifically set forth therein), and Buyer shall have delivered to Seller a certificate to such effect.

          6.2.2 COMPLIANCE WITH COVENANTS. Buyer shall in all material respects have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at the Closing Date, and Buyer shall have delivered to Seller a certificate to that effect.

          6.2.3 ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by Buyer in connection with the Transactions and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and its counsel, and Seller and said counsel shall have received all such certified or other copies of such documents as it may reasonably request.

          6.2.4 LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened by any governmental agency seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the Transactions.

          6.2.5 CONSENTS OBTAINED. Buyer shall have obtained all consents and approvals required for the execution, delivery and performance of this Agreement by Buyer and the consummation of the Transactions, except where the failure to obtain such consents or approvals is a result of a breach by Seller or Target or the Subsidiaries (including, without limitation, a breach of SECTION 9.3 hereof).

          6.2.6 STOCK CERTIFICATE(S). Buyer shall have caused the delivery of all of the certificate(s) representing the Buyer Stock in accordance with
SECTION 1.

7.   SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS.

     7.1 SURVIVAL OF REPRESENTATIONS. The representations and warranties set forth in SECTIONS 2.1 through 2.24 shall survive the execution and delivery of this Agreement for a period of five years from the Closing Date, except that (i) the representations and warranties set forth in SECTIONS 2.3, 2.4 and 2.9 shall survive indefinitely and (ii) the representations and warranties set forth in SECTION 2.21 shall survive until the expiration of all applicable statutes of limitation.

     7.2  AGREEMENTS TO INDEMNIFY.

          7.2.1 SELLER INDEMNITY. Subject to the terms and conditions of this
ARTICLE 7, each of Seller, Target and the Subsidiaries hereby agree to indemnify, defend and hold Buyer harmless from and against all Losses incurred by Buyer resulting from a breach of any representation, warranty or covenant of Seller, Target or any of the Subsidiaries made pursuant to this Agreement.

          7.2.2 BUYER INDEMNITY. Subject to the terms and conditions of this
ARTICLE 7, Buyer hereby agrees to indemnify, defend and hold Seller harmless from and against all Losses incurred by Seller resulting from a breach of any representation, warranty or covenant of Buyer contained in or made pursuant to this Agreement.

     7.3 CONDITIONS OF INDEMNIFICATION. The respective obligations and liabilities of Indemnifying Party to the Indemnified Party under SECTION 7.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

          7.3.1 NOTICE. Within 20 days after receipt of notice of commencement of any action or the assertion of any claim by a third party, the Indemnified Party shall give the Indemnifying Party written notice thereof together with a copy of such claim, process or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its own choosing;

          7.3.2 FAILURE TO ASSUME DEFENSE. In the event that the Indemnifying Party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof;

          7.3.3 CLAIM ADVERSE TO INDEMNIFYING PARTY. Notwithstanding anything to the contrary in this SECTION 7.3, if there is a reasonable probability that a claim may materially and adversely affect the Indemnifying Party other than as a result of money damages or other money payments, the Indemnifying Party shall have the right, at its own cost and expense, to compromise or settle such claim, but the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim;

          7.3.4 COOPERATION. In connection with any such indemnification, the Indemnified Party will cooperate in all reasonable requests of the Indemnifying Party; and

     7.4 REMEDIES EXCLUSIVE. Except as provided in SECTION 10.10, the remedies provided in this SECTION 7 shall be the exclusive remedy for monetary damages (whether at law or in equity).


8. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing Date:

     8.1 INJUNCTION. By either Seller or Buyer if any court of competent jurisdiction in the United States or other applicable jurisdiction shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action shall have become final and non-appealable.

     8.2  MUTUAL AGREEMENT. By mutual agreement of Seller and Buyer.

     8.3 TERMINATION DATE. By either Seller or Buyer if the Closing shall not have occurred on or before December 31, 2000, (provided that the right to terminate this Agreement pursuant to this SECTION 8.3 shall not be available to a party who has materially breached any representation, warranty or covenant of this Agreement, which in the case of Seller, includes a material breach of any covenant by Target or the subsidiaries).

     8.4 MATERIAL BREACH. By Seller or Buyer upon a material breach of any representation, warranty or covenant of this Agreement (which in the case of Seller, includes a material breach of any covenant by Target or the Subsidiaries) by the other party that remains uncured for a period of thirty
(30) days after receipt of written notice of such breach from the nonbreaching party.


     8.5 EFFECTS OF TERMINATION. If this Agreement is terminated pursuant to SECTIONS 8.1, 8.2., 8.3, or 8.4, all obligations of the parties hereunder (except for SECTIONS 8.5, 9.1, 9.2, 10.2, 10.8, 10.9 and 10.10) shall terminate without liability of any party to any other party. Nothing contained in this
SECTION 8.5 shall relieve any party of liability for any breach of this Agreement that occurred prior to the date of termination of this Agreement.

9.   OTHER COVENANTS.

     9.1 CONFIDENTIALITY OBLIGATIONS. Each party that receives confidential and/or proprietary information (the "RECEIVING PARTY") relating to this Agreement or the consummation of the Transactions (the "INFORMATION") shall maintain the confidential nature of the other party disclosing such Information (the "DISCLOSING PARTY"), and not disclose to any third party without prior written consent of the Disclosing Party; (a) any

Information learned about the Disclosing Party or its affiliates in the course of the Transactions, (b) the terms of this Agreement or the Transactions, unless and to the extent necessary to carry out the Transactions. At the termination of this Agreement, the Receiving Party agrees to return to the Disclosing Party any and all materials containing any such Information. These restrictions on use and obligations of confidentiality will not apply to any Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by the Disclosing Party; (ii) was within the Receiving Party's possession prior to its being furnished to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or for the consummation of the Transactions, provided that the source of such information was not known by the Receiving Party to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other party with respect to such information; (iii) becomes available to the Receiving Party on a nonconfidential basis from a source other than the Disclosing Party, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other party with respect to such information; or (iv) the Receiving Party has received a written opinion of outside counsel that such disclosure must be made by the Receiving Party in order for the Receiving Party not to commit a violation of law.

         In the event that the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any Information, the Receiving Party shall provide the Disclosing Party with prompt written notice of any such request or requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this SECTION 9.1. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Disclosing Party, the Receiving Party is nonetheless, in the written opinion of counsel, legally compelled to disclose such Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Receiving Party may, without liability hereunder, disclose to such tribunal only that portion of such Information that such counsel advises the Receiving Party is legally required to be disclosed, provided that the Receiving Party exercise its best efforts to preserve the confidentiality of such Information, including, without limitation, by cooperating with the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Information by such tribunal.

     9.2 ANNOUNCEMENTS. Neither Seller, Target or any of the Subsidiaries, on the one hand, nor Buyer, on the other hand, shall make, or cause to be made, any news releases or other public announcements pertaining to the Transactions without first consulting the other party and attempting to formulate a mutually satisfactory arrangement for such disclosure, and in any case will only make an announcement thereafter without the consent of the other only to the extent required by applicable law.

     9.3 BEST EFFORTS. Each party hereto agrees, both before and after the Closing, to (i) use its best efforts to consummate the Transactions as soon as reasonably practicable after the date of this Agreement and (ii) execute any and all further documents and writings and perform such other actions that may be or become necessary or expedient to effectuate and carry out the Transactions (which shall not include any obligation to make payments).

10.  MISCELLANEOUS.

     10.1 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, none of the parties hereto shall have any obligation to pay any of the fees and expenses of any other party incident to the negotiation, preparation and execution of this Agreement or the consummation of the Transactions, including the fees and expenses of counsel, accountants, investment bankers and other experts.

     10.2 WAIVERS. Seller or Buyer may, by written notice to the other party:
(a) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (d) waive performance of any of the obligations of the other under this Agreement. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder, (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise.

     10.3 AMENDMENTS, SUPPLEMENTS. This Agreement may be amended or supplemented at any time by the mutual written consent of Buyer and Seller.

     10.4 ENTIRE AGREEMENT. This Agreement, its exhibits and schedules, and the documents executed on the Closing Date in connection herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by either party that is not embodied in this Agreement or such other documents, and neither party shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

     10.5 BINDING EFFECT, BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     10.6 ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by a party without the prior written consent of the other parties of this Agreement.

     10.7 NOTICES. All notices under this Agreement will be in writing and will be delivered by personal service or telegram, telecopy or certified mail (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and that will initially be as set forth below. Any notice sent by certified mail will be deemed to have been given seven (7) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

         (a)      If to Buyer:              International Realty Group, Inc.
                                            Av. Constituyentes 647
                                            Mexico, D.F. C.P. 11810
                                            ATTN: President

         (b)      If to Seller, Target
                  or the Subsidiaries:      Qualton Group Corporation
                                            Cerro DE Maika No. 355
                                            Lomas de Chapultepec
                                            Mexico, D.F. C.P. 11000
                                            ATTN: President

     10.8 GOVERNING LAW: JURISDICTION. This Agreement will be governed and construed by and under the laws of the State of Delaware without regard to the application of the principles of conflict of laws. The parties will submit all disputes arising out of or related to this Agreement, or to the interpretation, performance, breach or termination thereof, to binding arbitration pursuant to the Expedited Procedures of the Commercial Arbitration Rules ("RULES") of the American Arbitration Association ("AAA"). The arbitration will take place in San Diego, California at the offices of the AAA. The language of the arbitration will be English. The dispute will be resolved by a single arbitrator appointed by the AAA in accordance with the list procedure described in Paragraph 13 of the Rules. The parties expressly agree that prior to the selection of the arbitrator, nothing in this Agreement will prevent the parties from applying to a court that would otherwise have jurisdiction for provisional or interim relief. After the arbitrator is selected, he will have sole jurisdiction to hear such applications, except that the parties agree that any relief ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties. All fees and costs will be allocated to the parties to the arbitration as determined by the arbitrator, except that the prevailing party shall be entitled to attorneys' fees and costs as provided in
SECTION 10.9. To the extent that state or federal law under which a party's claim arises provides for the award of attorneys' fees to the prevailing party, the arbitrator is empowered to award such fees. The parties submit to the exclusive jurisdiction of the United States District Court for the Southern District of California for the resolution of any dispute or enforcement of any right arising out of or relating to this agreement to arbitrate, including enforcement of this agreement to arbitrate, application for the provisional or interim remedies provided for herein, and confirmation of any award rendered by the arbitrator pursuant to this agreement to arbitrate and waive any objection to the venue or personal jurisdiction of said courts. The decision of the arbitrator shall be final and binding on the parties and enforceable in accordance with the New York Convention on the Recognition and Enforcement of Arbitral Awards (9 U.S.C s1 et. seq.).

     10.9 ATTORNEYS' FEES. Should any litigation be commenced (including any proceedings in a bankruptcy court) among the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, solely as among the parties hereto or their successors, the party or parties prevailing in such proceeding will be entitled to the reasonable attorneys' fees and expenses of counsel and court costs incurred by reason of such litigation.

     10.10 EQUITABLE REMEDIES. Seller, Target or the subsidiaries and Buyer acknowledge that the remedy at law for any breach, or threatened breach, of any of the provisions of SECTION 9.1 will be inadequate and, accordingly, each party covenants and agrees that the other party will, in addition to any other rights or remedies that it may have and regardless of whether such other rights or remedies have been previously exercised, be entitled to such equitable and injunctive relief as may be available from any appropriate court referred to in
SECTION 10.8. Notwithstanding the foregoing sentence, any monetary damages which is all or a portion of any equitable relief granted hereunder shall be subject to the limitations set forth in SECTIONS 7.3 and 7.4.

     10.11 RULES OF CONSTRUCTION.

          10.11.1 HEADINGS. The article and section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular article or section.

          10.11.2 TENSE AND CASE. Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

          10.11.3 SEVERABILITY. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

          10.11.4 AGREEMENT NEGOTIATED. The parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof. As a consequence, the parties waive any effect under the laws or rules under Delaware law relating to the interpretation of contracts against the drafter of any particular clause.

     10.12 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Stock Purchase Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                                   BUYER

                                   International Realty Group, Inc.

                                   /s/ Pablo Macedo
                                   ----------------------------
                                   By: Pablo Macedo
                                   Its: President

                                   SELLER

                                   Qualton Group Corporation

                                   /s/ Bernardo Dominguez Cereceres
                                   ----------------------------
                                   By: Bernardo Dominguez Cereceres
                                   Its: Chairman of the Board

                                   TARGET

                                   Qualton Hotels & Resorts Corporation

                                   /s/ Bernardo Dominguez Cereceres
                                   ----------------------------
                                   By: Bernardo Dominguez Cereceres
                                   Its: Chairman of the Board

                                   SUBSIDIARIES

                                   HOTELERA QUALTON, S.A. DE C.V.

                                   /s/ Alberto Rivera
                                   ----------------------------
                                   By: Alberto Rivera
                                   Its: Attorney in Fact


                                   IMPULSORA TURISTICA DE ACAPULCO, S.A. DE C.V.

                                   /s/ Jorge Lopez Nunez
                                   ----------------------------
                                   By: Jorge Lopez Nunez
                                   Its: Director

                                   IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V.

                                   /s/ Alberto Rivera
                                   ----------------------------
                                   By: Alberto Rivera
                                   Its: Attorney in Fact


                                   Acknowledged and agreed to by Bernardo
                                   Dominguez Cereceres, in his capacity as
                                   minority stockholder of Hotelera Qualton,
                                   S.A. de C.V., Impulsora Turistica de
                                   Acapulco, S.A. de C.V. and Impulsora
                                   Turistica de Ixtapa, S.A. de C.V., as to Sections 2.3.2 and 4.5 of this Agreement:


                                   /s/ Bernardo Dominguez Cereceres
                                   --------------------------------
                                   By:  Bernardo Dominguez Cereceres

                                    EXHIBIT A

         "AGREEMENT" shall have the meaning set forth in the preamble.

         "BALANCE SHEET" shall mean the unaudited consolidated balance sheet of Target as of June 30, 2000 (the "BALANCE SHEET DATE"), subject to adjustments reflecting Intracompany Transactions that have not been reflected in such balance sheet.

         "BUSINESS" shall mean the business of Target and the Subsidiaries as presently conducted.

         "BUYER" shall have the meaning set forth in the preamble.

         "BUYER STOCK" shall have the meaning set forth in SECTION 1.1.

         "CHARGES" shall mean all federal, state, county city, municipal, local, foreign or other governmental taxes at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) Target's or any of the Subsidiaries' employees, payroll, income or gross receipts, (ii) Target's or any of the Subsidiaries' ownership or use of any of its assets or (iii) any other aspect of Target's or the Subsidiaries' Business.

         "CLOSING" and "CLOSING DATE" shall have the meanings set forth in
SECTION 1.2.

         "DISCLOSING PARTY" shall have the meaning set forth in SECTION 9.1.

         "FINANCIAL STATEMENTS" shall mean the Balance Sheet and Statement of Operations.

         "HOTEL CONTRACTS" shall have the meaning set forth in SECTION 2.10.5.

         "HOTELERA QUALTON" shall have the meaning set forth in the preamble.

         "INDEMNIFIED PARTY" shall mean, with respect to any Loss, the party seeking indemnity hereunder.

         "INDEMNIFYING PARTY" shall mean, with respect to any Loss, the party from whom indemnity is being sought hereunder.

         "INTRACOMPANY TRANSACTIONS" shall mean transactions between Target and Seller or its other subsidiaries that are allocable or attributable to Target, including, without limitation, any services (such as administrative, data processing, employee benefits, insurance, etc.) provided by Seller or such subsidiaries to Target.

         "ITA" shall have the meaning set forth in the preamble.

         "ITI" shall have the meaning set forth in the preamble.

         "KNOWLEDGE" shall mean the actual knowledge of a party as of the date hereof, after reasonable inquiry conducted by such party.

         "LAWS" shall have the meaning set forth in SECTION 2.5.

         "LOSSES" shall mean any and all costs and expenses (including, without limitation, reasonable attorneys' fees), damages, losses, net of any Tax adjustments, settlements, reductions or other effects, that actually result from the Loss and its payment by the Indemnifying Party.

         "MANAGEMENT EMPLOYEES" shall mean employees of Target and the Subsidiaries or employees of Buyer, as the case may be, with a title of at least Vice President or the equivalent.

         "RECEIVING PARTY" shall have the meaning set forth in SECTION 9.1.

         "SECURITIES ACT" shall have the meaning set forth in SECTION 2.20.1.

         "SELLER" shall have the meaning set forth in the preamble.

         "STATEMENT OF OPERATIONS" shall mean the unaudited statement of operations of Target and the Subsidiaries for the six (6) month period ended June 30, 2000, as adjusted to reflect Intracompany Transactions.

         "SUBSIDIARIES" shall have the meaning set forth in the preamble.

         "TARGET" shall have the meaning set forth in the preamble.

         "TARGET STOCK" shall have the meaning set forth in Paragraph A of the Recitals.

         "TAX" or "TAXES" shall mean any and all taxes, charges, fees or levies, payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, AD VALOREM, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and capital gains taxes, (ii) custom duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

         "TAX RETURN" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "TRANSACTIONS" shall mean the transactions contemplated by this Agreement.

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

                    LEGAL OPINION OF MARSHALL ISLANDS COUNSEL

                                    EXHIBIT D

                         LEGAL OPINION OF MEXICO COUNSEL

                        INTERNATIONAL REALTY GROUP, INC.
                             AV. CONSTITUYENTES 647
                               MEXICO, D.F. 11810

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Bernardo Dominguez Cereceres, Pablo Macedo Pizarro and Jaime Serra, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Realty Group, Inc. to be held at the U.S. Grant Hotel, 326 Broadway, San Diego, CA 92101-4800, on October 17, 2000, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

    - "FOR" ALL DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS;

    - "FOR" THE RATIFICATION AND APPROVAL OF THE COMPANY'S ACQUISITION OF QUALTON HOTELS & RESORTS CORPORATION AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE ACQUISITION;

    - "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "QUALTON, INC."; AND

    - "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

1.  ELECTION OF DIRECTOR NOMINEES
    / /  FOR all nominees listed below.
    / / FOR all nominees listed below except as marked to the contrary. / / WITHHOLD AUTHORITY to vote for all nominees listed below.

  Bernardo Dominguez Cereceres, Pablo Macedo Pizarro, Jaime Serra, Jorge Lopez
                                       Nunez

Withhold Authority For Specific Nominee ________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                          (Continued on reverse side)
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2.  RATIFICATION AND APPROVAL OF THE COMPANY'S ACQUISITION OF QUALTON HOTELS &
    RESORTS CORPORATION AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE ACQUISITION

          / /  Vote For          / /  Vote Against         / /  Abstain

3. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY `S NAME TO "QUALTON, INC."

          / /  Vote For          / /  Vote Against         / /  Abstain

4. RATIFICATION OF THE SELECTION OF STARK TINTER & ASSOCIATES, LLC, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

          / /  Vote For          / /  Vote Against         / /  Abstain

    AND TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                                             Dated _______________________, 2000

                                             ___________________________________

                                                 Signature of Stockholder(s)

                                             ___________________________________

                                                 Signature of Stockholder(s)

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                             THANK YOU FOR VOTING.